                                                                    Exhibit 99.2


                                                                       Execution




================================================================================



                        OPTION ONE MORTGAGE CORPORATION,

                                   as Servicer

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,

                               as Master Servicer

                                       and

                          LEHMAN CAPITAL, A DIVISION OF
                         LEHMAN BROTHERS HOLDINGS INC.,

                                    as Seller

                          -----------------------------


                     Structured Asset Securities Corporation
                     Amortizing Residential Collateral Trust
               Mortgage Pass-Through Certificates, Series 2001-BC5


                               SERVICING AGREEMENT

                            Dated as of July 1, 2001


                          -----------------------------



================================================================================

                                Table of Contents
                                                                                                               Page
ARTICLE I. DEFINITIONS............................................................................................2

ARTICLE II. SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES................................15

     Section 2.01     Contract for Servicing; Possession of Servicing Files......................................15
     Section 2.02     Books and Records..........................................................................16

ARTICLE III. SERVICING OF THE SERVICED MORTGAGE LOANS............................................................17

     Section 3.01     Servicer to Service........................................................................17
     Section 3.02     Collection of Serviced Mortgage Loan Payments..............................................18
     Section 3.03     Establishment of and Deposits to Custodial Accounts........................................18
     Section 3.04     Permitted Withdrawals From Custodial Accounts..............................................20
     Section 3.05     Establishment of and Deposits to Escrow Account............................................22
     Section 3.06     Permitted Withdrawals From Escrow Account..................................................23
     Section 3.07     Restoration of Mortgaged Property..........................................................24
     Section 3.08     Fidelity Bond and Errors and Omissions Insurance...........................................25
     Section 3.09     Notification of Adjustments................................................................25
     Section 3.10     Payment of Taxes, Insurance and Other Charges..............................................26
     Section 3.11     Protection of Accounts.....................................................................26
     Section 3.12     Title, Management and Disposition of REO Property..........................................27
     Section 3.13     Real Estate Owned Reports..................................................................29
     Section 3.14     MERS.......................................................................................29
     Section 3.15     Waiver of Prepayment Penalties.............................................................29
     Section 3.16     Servicing and Administration of the Radian Master PMI Insurance Policy.....................30
     Section 3.17     Maintenance of Hazard Insurance............................................................31
     Section 3.18     Realization Upon Defaulted Serviced Mortgage Loans.........................................32
     Section 3.19     Enforcement of Due-On-Sale Clauses; Assumption Agreement...................................32

ARTICLE IV. PAYMENTS TO MASTER SERVICER..........................................................................33

     Section 4.01     Remittances................................................................................33
     Section 4.02     Statements to Master Servicer..............................................................34
     Section 4.03     Monthly Advances by Servicer...............................................................35
     Section 4.04     Compensating Interest......................................................................36
     Section 4.05     Credit Reporting...........................................................................36

ARTICLE V. GENERAL SERVICING PROCEDURES..........................................................................36

     Section 5.01     Servicing Compensation; Seller Remittance Amount...........................................36
     Section 5.02     Annual Audit Report........................................................................37
     Section 5.03     Annual Officer's Certificate...............................................................37

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS...........................................................38

     Section 6.01     Representations, Warranties and Agreements of the Servicer.................................38

     Section 6.02     Remedies for Breach of Representations and Warranties of the Servicer......................39
     Section 6.03     Additional Indemnification by the Servicer; Third Party Claims.............................40
     Section 6.04     Indemnification with Respect to Certain Taxes and Loss of REMIC Status.....................41

ARTICLE VII. THE SERVICER........................................................................................41

     Section 7.01     Merger or Consolidation of the Servicer....................................................41
     Section 7.02     Limitation on Liability of the Servicer and Others.........................................41
     Section 7.03     Limitation on Resignation and Assignment by the Servicer...................................42
     Section 7.04     Subservicing Agreements and Successor Subservicer..........................................43
     Section 7.05     Inspection.................................................................................44

ARTICLE VIII. TERMINATION........................................................................................44

     Section 8.01     Termination for Cause......................................................................44
     Section 8.02     Termination Without Cause..................................................................46
     Section 8.03     Termination for Distressed Mortgage Loans..................................................47

ARTICLE IX. MISCELLANEOUS PROVISIONS.............................................................................47

     Section 9.01     Successor to the Servicer..................................................................47
     Section 9.02     Costs......................................................................................49
     Section 9.03     Notices....................................................................................50
     Section 9.04     Severability Clause........................................................................51
     Section 9.05     No Personal Solicitation...................................................................51
     Section 9.06     Counterparts...............................................................................52
     Section 9.07     Place of Delivery and Governing Law........................................................52
     Section 9.08     Further Agreements.........................................................................52
     Section 9.09     Intention of the Parties...................................................................52
     Section 9.10     Successors and Assigns; Assignment of Servicing Agreement..................................52
     Section 9.11     Assignment by Lehman Capital...............................................................52
     Section 9.12     Amendment..................................................................................53
     Section 9.13     Waivers....................................................................................53
     Section 9.14     Exhibits...................................................................................53
     Section 9.15     Intended Third Party Beneficiaries.........................................................53
     Section 9.16     Confidentiality............................................................................53
     Section 9.17     General Interpretive Principles............................................................54
     Section 9.18     Reproduction of Documents..................................................................55

Wells Fargo Bank Master Servicing Default Reporting...............................................................1


DATA FIELD REQUIREMENTS...........................................................................................1


                              EXHIBITS & SCHEDULES

EXHIBIT A-1                Mortgage Loan Schedule
EXHIBIT A-2                Monthly Reporting Format to Trustee
EXHIBIT B                  Custodial Account Letter Agreement

EXHIBIT C                  Escrow Account Letter Agreement
EXHIBIT D                  Master Servicer Data Field Requirements
EXHIBIT E                  Trust Agreement

                               SERVICING AGREEMENT

         THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 2001, by and among LEHMAN CAPITAL, a Division of LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), OPTION ONE MORTGAGE CORPORATION, a California corporation ("the Servicer"), having its principal executive offices at 3 Ada, Irvine, California 92618 and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer (the "Master Servicer") and acknowledged by BANK ONE, NATIONAL ASSOCIATION, as trustee (the "Trustee") under the Trust Agreement (as defined herein), recites and provides as follows:

                                     RECITAL

         WHEREAS, the Servicer and Lehman Brothers Bank, FSB (the "Bank") are parties to an Amended and Restated Flow Interim Servicing Agreement, dated as of May 1, 2000, for Fixed and Adjustable Rate Mortgage Loans (the "Bank Servicing Agreement");

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of August 9, 2001 and effective as of July 1, 2001, the Bank has assigned all of its rights, title and interest in and to the Bank Servicing Agreement with respect to certain Serviced Mortgage Loans (as defined below) serviced thereunder and delegated all of its obligations under the Bank Servicing Agreement with respect to such Serviced Mortgage Loans to the Seller, and the Seller has accepted such assignment and delegation;

         WHEREAS, the Seller has conveyed certain of the Mortgage Loans currently serviced under the Bank Servicing Agreement (as identified on Exhibit A-1 hereto) (hereafter referred to as the "Serviced Mortgage Loans") on a servicing-retained basis to Structured Asset Securities Corporation (the "Depositor"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee under a trust agreement dated as of July 1, 2001 (the "Trust Agreement"), among the Trustee, the Depositor, the Seller, the Master Servicer, and the Murrayhill Company, as loss mitigation advisor;

         WHEREAS, multiple classes of certificates (the "Certificates"), including the Class D, the Class P Certificate and the Class X Certificate will be issued on the Closing Date pursuant to the Trust Agreement, and Lehman Brothers Inc. or a nominee thereof is expected to be the initial registered holder of the Class D, Class P and Class X Certificates;

         WHEREAS, subsequent to the Closing Date but no later than August 20, 2001, Lehman Brothers Inc. intends to convey all of its rights, title and interest in and to the Class D, the Class P and the Class X Certificate and all payments and all other proceeds received thereunder to an owner trust in which it will hold the sole equity interest, which trust will issue net interest margin securities ("NIM Securities") through an indenture trust, such NIM Securities secured, in part, by the payments on such Certificates (the "NIMS Transaction");

         WHEREAS, in the event there may be two or more individual insurers it is intended that the rights extended to the NIMS Insurer pursuant to this Agreement be allocated among two or more individual insurers that issue insurance policies in connection with the NIMS Transaction through a NIMS Insurance Agreement by and among such insurers and the parties hereto.

         WHEREAS, one or more insurers (collectively, the "NIMS Insurer") will each issue insurance policies guaranteeing certain payments under the NIM Securities to be issued pursuant to the indenture in the NIMS Transaction;

         WHEREAS, the Seller desires that the Servicer service the Serviced Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder without cause, in the case of the Seller, and with cause, in the case of the Master Servicer as provided herein;

         WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer under this Servicing Agreement upon the occurrence and continuance of a Servicer Event of Default as provided herein;

         WHEREAS, the Seller and the Servicer intend that the Trustee and the NIMS Insurer each be an intended third party beneficiary of this Agreement, but that the rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on the NIM Securities;

         WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (exclusive of the Seller's rights and obligations as owner of the servicing rights relating to the Serviced Mortgage Loans) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Serviced Mortgage Loans from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         The following terms are defined as follows (except as otherwise agreed in writing by the parties):

         Accepted Servicing Practices: With respect to any Serviced Mortgage Loan, those mortgage servicing practices that prudent mortgage lending institutions would employ in servicing their own portfolio of mortgage loans of the same type as the Serviced Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

         Adjustable Rate Mortgage Loan: A Serviced Mortgage Loan under which the Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the related Mortgage Note.

         Adverse REMIC Event: As defined in Article X of the Trust Agreement.

         Advancing Person:  As defined in Section 4.03 hereof.

         Agreement: This Servicing Agreement and all amendments hereof and supplements hereto.

         Ancillary Income: All income derived from the Serviced Mortgage Loans (other than the (i) Option One Servicing Fee, (ii) the Seller Remittance Amount,
(iii) any DA Dividends or (iv) Prepayment Charges or Servicer Prepayment Charge Payment Amounts attributable to the Serviced Mortgage Loans), including but not limited to late charges, any interest paid on funds deposited in the Trust Custodial Account and Escrow Account (other than interest on escrowed funds required by law to be paid to the Mortgagor), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees, any Net Prepayment Interest Excess Amount due to Principal Prepayments in full and all other incidental fees and charges.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Serviced Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

         Balloon Mortgage Loan: Any Serviced Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its originally scheduled Maturity Date.

         Bank:  As defined in the first RECITAL of the Agreement.

         Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking and savings and loan institutions in the States of California, New York, Maryland and Minnesota are authorized or obligated by law or executive order to be closed.

         Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

         Certificate Registrar:  The registrar appointed pursuant to Section
3.02 of the Trust Agreement.

         Closing Date:  August 13, 2001.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Serviced Mortgage Loan documents.

         Conventional Loan: A conventional residential first or second lien fixed or adjustable rate mortgage loan that is neither FHA insured nor VA guaranteed.

         Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

         Custodial Account: The separate account or accounts created and maintained by the Servicer pursuant to Section 3.03. Initially, the Trust Custodial Account and the DA Reserve Account will constitute the only Custodial Accounts established under this Agreement.

         Custodial Agreement: The custodial agreement relating to custody of the Serviced Mortgage Loans between the Custodian and the Trustee, as acknowledged by the Servicer, dated as of July 1, 2001.

         Custodian:  U.S. Bank Trust National Association.

         DA Anniversary Dates: In the case of Serviced Mortgage Loans originated under the DA Dividend Program, each of the first four yearly anniversary dates of the due date of the first Monthly Payment due on such Serviced Mortgage Loan.

         DA Dividend: With respect to a DAD Mortgage Loan, that amount of the Monthly Payment derived from interest collections determined in accordance with the following formula:

Monthly DA   =   DA Dividend Rate of the DAD Mortgage Loan    x   interest collections on the DAD Mortgage Loan received
Dividend         Mortgage Interest Rate in effect during the      by the Servicer in the immediately preceding Due
                 immediately preceding Due Period                 Period

         DA Dividend Rate: The percentage rate set forth in the following table taking into account the DA Anniversary Date and the Rate Type of the DAD Mortgage Loan:

                                                                      Rate Type
----------------------------------------------------------------------------------------------------------------------
     DA Anniversary Date                2/28 LIBOR                   3/27 LIBOR                   Fixed Rate
     -------------------                ----------                   ----------                   ----------
              1                              .25%                        .25%                         .25%
----------------------------------------------------------------------------------------------------------------------
              2                              .25%                        .25%                         .25%
----------------------------------------------------------------------------------------------------------------------
              3                             1.00%                        .25%                         .25%
----------------------------------------------------------------------------------------------------------------------
              4                              .25%                       1.00%                         .50%
----------------------------------------------------------------------------------------------------------------------

         DA Forfeiture Event: Any of the following events associated with a DAD Mortgage Loan: (i) prepayment of the DAD Serviced Mortgage Loan in full prior to any of its DA Anniversary Dates; (ii) any acceleration of payments due under the DAD Mortgage Loan instituted by the Servicer or the Trustee, which acceleration remains in effect on a DA Anniversary Date; (iii) the occurrence of a payment default under the DAD Mortgage Loan, which default is continuing on a DA Anniversary Date; or (iv) the failure of the Mortgagor to make a scheduled Monthly Payment in full on a DAD Mortgage Loan by the 17th day of the month in which a DA Anniversary Date of the DAD Mortgage Loan occurs.

         DA Reserve Account: A Custodial Account established and maintained by the Servicer under Section 3.03 for the purpose of depositing any Direct Access Dividends collected under the DAD Mortgage Loans.

         DA Withdrawal Date:  As defined in Section 3.04(b).

         DAD:  The Direct Access Dividend Program of First Franklin.

         DAD Mortgage Loan: A Serviced Mortgage Loan originated under and qualifying for DA Dividends under DAD.

         Delinquent: For reporting purposes, a Serviced Mortgage Loan is "delinquent" when any payment contractually due thereon has not been made by the close of business on the Due Date therefore. Such Serviced Mortgage Loan is "30 days Delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is not such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent" and the second immediately succeeding month and "90 days Delinquent" and the third immediately succeeding month.

         Determination Date: The last day (or if such day is not a Business Day, the Business Day immediately succeeding such last day) of the Due Period immediately preceding the related Remittance Date.

         Depositor: Structured Asset Securities Corporation, a Delaware corporation, or any successor in interest.

         Distressed Mortgage Loan: As of any Transfer Date, any Serviced Mortgage Loan that was Delinquent in payment for a period of 90 days or more as of the first calendar day of the month in which such Transfer Date occurs, without giving effect to any grace period permitted by the related Mortgage Note or for which the Servicer has accepted a deed in lieu of foreclosure. No Serviced Mortgage Loan shall be considered delinquent for the purpose of this definition by virtue of the related Mortgagor having made payment to the prior servicer.

         Distribution Date: The 25th day of each month (or if such day is not a Business Day) the next succeeding Business Day).

         Due Date: The day of the calendar month on which the Monthly Payment is due on a Serviced Mortgage Loan, exclusive of any days of grace. With respect to the Serviced Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the calendar month, such Serviced Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, including Federal Housing Administration debentures, but excluding any of such securities whose terms do not provide for a payment of a fixed dollar amount upon maturity or call for redemption ("Direct Obligations") and FHLMC senior debt obligations;

                (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Custodial Account to exceed 20% of the aggregate principal amount of all Eligible Investments in the Trust Custodial Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                (vi) a Qualified GIC (as defined in the Trust Agreement);

                (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that is acceptable to the NIMS Insurer and would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIM Securities. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or any affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the FHLMC Guide.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

         Escrow Payments: With respect to any Serviced Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default: Any of the events which may result in a termination for cause set forth in Section 8.01.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHA: The Federal Housing Administration, an agency within HUD or any successor thereto and including the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulation.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         FHLMC Guide: The FHLMC Single Family Seller/Servicer Guide and all amendments or additions thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the FHLMC Guide.

         First Franklin: First Franklin Financial Corporation and its successors in interest.

         Fixed Rate Mortgage Loan: Any Serviced Mortgage Loan as to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Serviced Mortgage Loan.

         Final Recovery Determination: With respect to any defaulted Serviced Mortgage Loan or any REO Property (other than any Serviced Mortgage Loan or REO Property repurchased from the Trust), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expect to be finally recoverable in respect thereof have been so recovered.

         Fitch:  Fitch, Inc., or any successor in interest.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         FNMA Guide: The FNMA Single Family Seller/Servicer Guide and all amendments or additions thereto.

         General Servicing Fee: With respect to each Due Period and any Serviced Mortgage Loan, an amount equal to one-twelfth the product of (i) the General Servicing Fee Rate and (ii) the outstanding principal balance of such Serviced Mortgage Loan as of the related Determination Date. The obligation of the Trustee to pay the General Servicing Fee is limited to, and the General Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by
Section 3.02 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement.

         General Servicing Fee Rate:  0.50% per annum.

         GNMA: The Government National Mortgage Association, or any successor thereto.

         HOEPA:  The Home Ownership and Equity Protection Act, as amended.

         Holder or Certificateholder: The registered owner of any Certificate as recorded on the books of the Certificate Registrar.

         HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and GNMA.

         Insurance Proceeds: With respect to each Serviced Mortgage Loan, proceeds of insurance policies insuring the Serviced Mortgage Loan or the related Mortgaged Property, including, but not limited to, proceeds from the Radian PMI Insurance Policy, to the extent any such proceeds are not to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Serviced Mortgage Loan, whether through the sale or assignment of such Serviced Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Serviced Mortgage Loan.

         Master Servicer: Wells Fargo Bank Minnesota, National Association, or any successor in interest, or if any successor Master Servicer shall be appointed as provided in the Trust Agreement, then such successor Master Servicer.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

         MERS Eligible Mortgage Loan: Any Serviced Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

         MERS Mortgage Loan: Any Serviced Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the related Mortgage Note.

         Monthly Advance: With respect to each Remittance Date and each Serviced Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Serviced Mortgage Loan, and that was Delinquent at the close of business on the first day of the month in which such Remittance Date occurs, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Serviced Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Serviced Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer and the NIMS Insurer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Serviced Mortgage Loan.

         Moody's: Moody's Investors Service, Inc. or any successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note net of any Relief Act Reduction.

         Mortgage Loan Remittance Rate: With respect to each Serviced Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the General Servicing Fee Rate.

         Mortgage Loan Schedule: A schedule of the Serviced Mortgage Loans, attached hereto as Exhibit A-1, setting forth information with respect to such Serviced Mortgage Loans as agreed to by the Seller, the Servicer and the Master Servicer, including, but not limited to (i) any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan, (ii) a data field indicating whether such Serviced Mortgage Loan is insured under the Radian Master PMI Insurance Policy and (iii) a data field indicating whether the Serviced Mortgage Loan is a DAD Mortgage Loan.

         Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Prepayment Interest Excess Amount: With respect to any Due Period, the amount, if any, by which the Prepayment Interest Excess Amount exceeds the Prepayment Interest Shortfall Amount for such Due Period.

         Net Sale Proceeds: The proceeds from the sale of REO Property, net of all expenses incurred by the Servicer in connection with such sale, including, without limitation, legal fees and expenses, referral fees, brokerage commissions, conveyance taxes and any other related expense.

         NIM Securities: As defined in the fifth RECITAL to this Agreement.

         NIMS Insurer: As defined in the sixth RECITAL to this Agreement.

         NIMS Transaction: As defined in the fifth RECITAL to this Agreement.

         Non-MERS Eligible Mortgage Loan: Any Serviced Mortgage Loan other than a MERS Eligible Mortgage Loan.

         Non-MERS Mortgage Loan: Any Serviced Mortgage Loan other than a MERS Mortgage Loan.

         Notice Date: The fifteenth calendar day preceding each Transfer Date, or, if such day is not a Business Day, the immediately preceding Business Day.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, a Servicing Officer, the Master Servicer, or the Seller, as applicable.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Trustee, the Master Servicer, the NIMS Insurer and the Seller, provided that any Opinion of Counsel relating to qualification of the Serviced Mortgage Loans in a REMIC or compliance with the REMIC Provisions must be an opinion of counsel acceptable to the Trustee, the Master Servicer, the NIMS Insurer and the Seller, who (i) is in fact independent of the Seller and the Servicer (ii) does not have any material direct or indirect financial interest in the Seller or the Servicer any affiliate of any such entity and (iii) is not connected with the Seller or Servicer as an officer, employee, director or person performing similar functions.

         Option One Servicing Fee: With respect to each Due Period and any Serviced Mortgage Loan, an amount equal to the sum of (a) one-twelfth the product of (i) the Option One Servicing Fee Rate and (ii) the outstanding principal balance of such Serviced Mortgage Loan as of the related Determination Date. The obligation of the Trustee to pay the Option One Servicing Fee is limited to, and the Option One Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of such Monthly Payments collected by the Servicer, or as otherwise provided under this Agreement.

         Option One Servicing Fee Rate:  0.40% per annum.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         PMI Insurer:  Radian and its successors in interest.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, including the Radian Master PMI Insurance Policy, as required by this Agreement and the Trust Agreement with respect to certain Serviced Mortgage Loans.

         Prepayment Charge: With respect to any Serviced Mortgage Loan and Remittance Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Serviced Mortgage Loan during the immediately preceding Prepayment Period in accordance with the terms thereof (but excluding any Servicer Prepayment Charge Payment Amount).

         Prepayment Interest Excess Amount: With respect to any Principal Prepayment in full or in part received on the first day of the month of the Remittance Date, all amounts received in respect of interest on such Principal Prepayment.

         Prepayment Interest Shortfall Amount: With respect to any Serviced Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Serviced Mortgage Loan prior to such Serviced Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the General Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Serviced Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

         Prepayment Period: With respect to each Distribution Date, the one-month period beginning on the Cut-off Date, in the case of the first Distribution Date, and thereafter on the second day of the calendar month immediately preceding the month in which the related Distribution Date occurs, in the case of each subsequent Distribution Date, and ending on the first day of the month in which such Distribution Date occurs.

         Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal (Northeast Edition).

         Principal Prepayment: Any payment by a Mortgagor of principal (other than a Balloon Payment) or other recovery of principal on a Serviced Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Serviced Mortgage Loan in accordance with the terms of the Mortgage Note.

         Purchase Price: With respect to any Mortgage Loan or REO Property to be purchased by the NIMS Insurer pursuant to Section 8.03(c), an amount equal to the sum of (i) 100% of the principal balance thereof as of the date of purchase,
(ii) accrued interest on such principal balance at the applicable Mortgage Interest Rate in effect from time to time to the Due Date as to which interest was last covered by a payment by the Mortgagor or a Monthly Advance by the Servicer or Master Servicer and (iii) any unreimbursed Servicing Advances, Monthly Advances and any unpaid General Servicing Fees allocable to such Distressed Mortgage Loan.

         Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC (to the limits established by such corporation) and the debt obligations of which are rated P-1 by Moody's (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated A-1 by S&P and F-1 by Fitch (or its equivalent) or better by each Rating Agency; or (iii) the Bank.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FHLMC and FNMA.

         Radian:  Radian Guaranty Inc. and its successors in interest.

         Radian Master PMI Insurance Policy: The master primary mortgage insurance policy (No. 11955), including all related assignments, supplements and endorsements, acquired by the Seller for the Trust Fund from Radian for certain of those Serviced Mortgage Loans included in the Trust Fund and listed in Exhibit A-2 hereto with loan-to-value ratios determined as of the date of origination of greater than 60%.

         Rating Agency: Each of Fitch, Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee, the NIMS Insurer, the Master Servicer and the Servicer.

         Relief Act Reduction: With respect to any Serviced Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, any amount by which interest collectible on such Serviced Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any calendar month.

         REO Disposition: The final sale or other disposition by the Servicer of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.12.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or by deed in lieu of foreclosure pursuant to Section 3.12 hereof.

         Residual Certificate:  The Class R Certificate.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

         Seller: Lehman Capital, a Division of Lehman Brothers Holdings Inc., or its successors in interest and assigns.

         Seller Remittance Amount: With respect to each Due Period and any Serviced Mortgage Loan, an amount equal to one-twelfth the product of (a) the Seller Remittance Rate and (b) the outstanding principal balance of the Serviced Mortgage Loan as of the related Determination Date. The obligation of the Servicer to pay the Seller Remittance Amount with respect to a Serviced Mortgage Loan is limited to, and the Seller Remittance Amount is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement) of the Monthly Payments collected by the Servicer with respect to such Serviced Mortgage Loan, or as otherwise provided under this Agreement. The Master Servicer shall have no obligation to monitor or enforce the obligation of the Servicer to remit payment of the Seller Remittance Amount to the Seller.

         Seller Remittance Rate: With respect to each Serviced Mortgage Loan, the difference between the General Servicing Fee Rate and the Option One Servicing Fee Rate.

         Serviced Mortgage Loan: An individual mortgage loan that is the subject of this Agreement, each mortgage loan subject to this Agreement being identified on the Mortgage Loan Schedule attached as Exhibit A-1 hereto, which mortgage loan includes without limitation the Serviced Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

         Servicer: Option One Mortgage Corporation or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

         Servicer Prepayment Charge Payment Amount: The amount payable by the Servicer in respect of any waived Prepayment Charges pursuant to Section 3.15 hereof.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property,
(b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property (including costs incurred in connection with environmental inspections or other related costs of foreclosure of Mortgaged Property potentially contaminated by hazardous or toxic substance or wastes in accordance with Section 3.12 hereof) if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (f) compliance with the obligations pursuant to the provisions of the FHLMC Guide.

         Servicing File: The items pertaining to a particular Serviced Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Serviced Mortgage Loan, which are held in trust for the Trustee by the Servicer.

         Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Serviced Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer upon request, as such list may from time to time be amended.

         Special Servicer: The person designated by the Seller (with the prior consent of the Trustee, the Master Servicer and the NIMS Insurer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.03 hereof.

         Transfer Date: The fourth calendar day of each month, or, if such day is not a Business Day, the next succeeding Business Day. Each transfer of servicing on a Transfer Date shall be deemed to be effective immediately following the close of business on such Transfer Date.

         Trust Agreement: As defined in the fourth RECITAL of this Agreement.

         Trust Custodial Account: As defined in Section 3.03.

         Trust Fund: The trust fund established by the Trust Agreement known as the "Amortizing Residential Collateral Trust, 2001-BC5", the assets of which consist of the Serviced Mortgage Loans and any related assets.

         Trustee: Bank One, National Association, or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

         VA: The Veterans Administration, an agency of the United States of America, or any successor thereto, including the Administration of Veterans Affairs.

         Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.



                                  ARTICLE II.

              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES


         Section 2.01 Contract for Servicing; Possession of Servicing Files.

         The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Serviced Mortgage Loans. On or before the Closing Date, the Seller shall cause to be delivered the Servicing Files with respect to the Serviced Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer. Each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Serviced Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Serviced Mortgage Loan pursuant to this

Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Serviced Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Serviced Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

                Section 2.02 Books and Records.

                (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded.

                (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer and the NIMS Insurer, in writing, by the Trustee. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

                (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the Non-MERS Mortgage Loans.

                (d) All rights arising out of the Serviced Mortgage Loans shall be vested in the Trustee, subject to the Servicer's right to service and administer the Serviced Mortgage Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Serviced Mortgage Loan, other than the General Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to in
Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

                (e) Any out-of-pocket costs incurred by the Servicer pursuant to this Section 2.02 and Section 3.01(a), including (a) a management fee of $0.25 per Serviced Mortgage Loan for tracking, maintaining and managing MERS recording of the Serviced Mortgage Loans and (ii) any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Seller), shall be reimbursed to the Servicer by the Seller within five (5) Business Days of receipt by the Seller of an invoice for reimbursement. The Trust Fund shall not reimburse Seller for any such reimbursement to the Servicer.


                                  ARTICLE III.

                    SERVICING OF THE SERVICED MORTGAGE LOANS


         3.01 Servicer to Service.

         The Servicer, as an independent contractor, shall service and administer the Serviced Mortgage Loans from and after the Closing Date and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         The Seller and the Servicer additionally agree as follows:

                (a) The Servicer shall (A) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (B) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (C) prepare for recording or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (D) pay the recording costs pursuant to Section 2.02 hereof; and/or
(E) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller, on behalf of the Depositor, its out-of-pocket costs for the preparation and recordation of the Mortgages and Assignments of Mortgage. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs it incurred hereunder.

                (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Serviced Mortgage Loan of the transfer of the servicing thereto to the Servicer.

                (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

         Consistent with the terms of this Agreement and except as provided in
Section 3.15 hereof, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Serviced Mortgage Loans. The Servicer shall not make any future advances to any Mortgagor under any Serviced Mortgage Loan, and (unless the Mortgagor is in default with respect to the Serviced Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Serviced Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Serviced Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Serviced Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Serviced Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Serviced Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer, within the later of fifteen days from the Closing Date or within fifteen days of such Servicer request, any powers of attorney (one for each county in which any of the Mortgaged Properties are located) and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 3.02 Collection of Serviced Mortgage Loan Payments.

         Continuously from the Closing Date until the date each Serviced Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Serviced Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Serviced Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 3.03 Establishment of and Deposits to Custodial Accounts.

                (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Serviced Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain two Custodial Accounts, in the form of time deposit or demand accounts, the first such Custodial Account titled "[[Name of Servicer]] in trust for Bank One, National Association, as trustee for ARC 2001-BC5 Trust" and referred to herein as the "Trust Custodial Account" and the second titled "[[Name of Servicer]] in trust for Lehman Brothers Holdings Inc. and the various Mortgagors under the DA Dividend Program " and referred to herein as the "DA Reserve Account." Each Custodial Account shall be established with a Qualified Depository. Any funds deposited in either Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in Trust Custodial Account may be drawn on by the Servicer in accordance with Section 3.04(a) hereof and funds deposited in the DA Reserve Account may be drawn on by the Servicer and applied in accordance with Section 3.04(b) hereof. The creation of either Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to the Trustee, the NIMS Insurer and, upon request, to any subsequent owner of the Serviced Mortgage Loans.

                (b) The Servicer shall deposit in the Trust Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Closing Date:

                    (i) all payments on account of principal on the Serviced Mortgage Loans, including all Principal Prepayments;

                    (ii) all payments on account of interest on the Serviced Mortgage Loans (other than the applicable percentage (based on the DA Dividend
Rate) of interest collections constituting DA Dividends, which payments shall be deposited to the DA Reserve Account pursuant to Section 3.03(c)) adjusted to the Mortgage Loan Remittance Rate and the Seller Remittance Amount;

                    (iii) all Prepayment Charges or any Servicer Prepayment Charge Payment Amounts to be paid by the Servicer to the Trust Fund;

                    (iv) all Liquidation Proceeds;

                    (v) all Insurance Proceeds (other than any amounts immediately applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor);

                    (vi) all Condemnation Proceeds that are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor;

                    (vii) any Prepayment Interest Shortfall Amount required to be paid by the Servicer;

                    (viii) all Monthly Advances made by the Servicer or an Advancing Person pursuant to Section 4.03;

                    (ix) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

                    (x) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

                    (xi) any amounts required to be deposited pursuant to
Section 3.11 in connection with any losses realized on Eligible Investments with respect to funds held in the Trust Custodial Account;

                    (xii) any amounts required to be deposited by the Servicer pursuant to Section 3.16(a) in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of its obligations hereunder or under the Radian Master PMI Insurance Policy;

                    (xiii) any amounts received by it under any PMI Policy; and

                    (xiv) any other amount required hereunder to be deposited by the Servicer in the Trust Custodial Account.

         The foregoing requirements for deposit into the Trust Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing payments in the nature of (i) late payment charges and insufficient fund charges, (ii) assumption fees, (iii) other Ancillary Income and (iv) the Option One Servicing Fee need not be deposited by the Servicer into the Trust Custodial Account.

         Any interest paid on funds deposited in the Trust Custodial Account by the depository institution shall accrue to the benefit of the Servicer as additional servicing compensation and the Servicer shall be entitled to retain and withdraw such interest from the Trust Custodial Account pursuant to Section 3.04(a). Additionally, any other benefit derived from the Trust Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue for the benefit of the Servicer.

                (c) The Servicer shall deposit in the DA Reserve Account on a daily basis, and retain therein until their required withdrawal and distribution in accordance with Section 3.04(b), all DA Dividends attributable to a DAD Mortgage Loan. Any interest paid on funds deposited in the DA Reserve Account shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the DA Reserve Account in accordance with Section 3.04(b)

         Section 3.04 Permitted Withdrawals From Custodial Accounts.

                (a) The Servicer shall, from time to time, withdraw funds from the Trust Custodial Account for the following purposes:

                    (i) to make payments to the Trustee in the amounts and in the manner provided for in Section 4.01;

                    (ii) to pay the Seller Remittance Amount to the Seller;

                    (iii) in the event the Servicer has elected not to retain the Option One Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Serviced Mortgage Loan (including late collections of interest on such Serviced Mortgage Loan, or interest portions of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Trust Custodial Account, to pay to itself the related Option One Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Serviced Mortgage Loan;

                    (iv) to pay itself investment earnings on funds deposited in the Trust Custodial Account;

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

                    (v) to clear and terminate the Trust Custodial Account upon the termination of this Agreement;

                    (vi) to transfer funds to another Qualified Depository in accordance with Section 3.11 hereof;

                    (vii) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

                    (viii) to reimburse itself to the extent of funds held in the Trust Custodial Account for Monthly Advances of the Servicer's funds made pursuant to Section 4.03. The Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Serviced Mortgage Loan shall be limited to amounts received on or in respect of the related Serviced Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that in the case of any such reimbursement the Servicer's right thereto shall be prior to the rights of the Trust Fund; provided, however, that following the final liquidation of a Serviced Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Serviced Mortgage Loan from any funds in the Trust Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund. The Servicer may recover at any time from amounts on deposit in the Trust Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the Serviced Mortgage Loan. In addition, the Servicer may, at any time, withdraw from the Trust Custodial Account funds that were not included in the Total Available Amount (as defined in the Trust Agreement) for the preceding Distribution Date to reimburse itself for Monthly Advances previously made by the Servicer; and

                    (ix) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (ix) with respect to any Serviced Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Serviced Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

                    (x) to reimburse the Servicer for expenses incurred by, and reimbursable to, the Servicer pursuant to Section 6.03, but only to extent such amounts are determined to be reimbursable by the Trust Fund pursuant to Section 6.03; and

                    (xi) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Section 3.12 to the extent not previously reimbursed under clause (ix) of this Section 3.04;

                    (xii) to withdraw funds necessary for the operation, management and maintenance of any REO related property to the extent not previously reimbursed under clause (ix) of this Section 3.04; and

                    (xiii) to withdraw any funds deposited to the Trust Custodial Account in error.

         Notwithstanding the foregoing clauses (viii) and (ix), no Monthly Advances or Servicing Advances shall be required to be made by the Servicer if such Monthly Advance or Servicing Advance would, if made, be, in the Servicer's reasonable judgment, nonrecoverable. The determination by the Servicer that it has made a nonrecoverable Monthly Advance or Servicing Advance, or that any proposed Monthly Advance or Servicing Advance would be a nonrecoverable advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer and the NIMS Insurer.

                (b) The Servicer shall from, time to time withdraw funds from the DA Reserve Account to be applied in the following manner:

                    (i) that amount of DA Dividends on deposit in the DA Reserve Account which are not refundable to the Mortgagors as a result of a DA Forfeiture Event with respect to the related DAD Mortgage Loans shall be withdrawn from the DA Reserve Account on each Remittance Date and paid to the Master Servicer for deposit into the Collection Account maintained by the Master Servicer pursuant to Section 4.01 of the Trust Agreement.

                    (ii) any amount of DA Dividends on deposit in the DA Reserve Account which is refundable to the Mortgagor of a DAD Mortgage Loan as the result of the non-occurrence of a DA Forfeiture Event with respect to such Mortgage Loan shall be withdrawn from the DA Reserve Account and paid to the related Mortgagor no later than twenty days following the related DA Anniversary Date on which the determination of eligibility for such refund is determined.

         Section 3.05 Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Serviced Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled "[Name of Servicer] in trust for Bank One, National Association, as Trustee for ARC 2001-BC5 Trust." The Escrow Accounts shall be established with a Qualified Depository in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit
C. A copy of such certification or letter agreement shall be furnished to the Trustee and the NIMS Insurer and, upon request, to any subsequent owner of the Serviced Mortgage Loans.

         The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

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

                    (i) all Escrow Payments collected on account of the Serviced Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                    (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 3.06 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

                    (i) to effect payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                    (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Serviced Mortgage Loan;

                    (iii) as permitted by applicable state law, for transfer to the Trust Custodial Account and application to reduce the principal balance of the Serviced Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                    (iv) for application to restore or repair the Mortgaged Property in accordance with the FHLMC Guide;

                    (v) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account; and

                    (vi) to reimburse itself for any Servicing Advances made with respect to Escrow Payments for a Serviced Mortgage Loan or the related Mortgaged Properties, but only from amounts received on the related Serviced Mortgage Loan which represent late collections of Escrow Payments thereunder;

                    (vii) to withdraw any funds deposited into the Escrow Account in error; and

                    (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

         The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the Escrow Accounts or Trust Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in the exercise of the required standard of care of the Servicer hereunder should know, is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will, within ten (10) Business Days of such notice, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.

         Section 3.07 Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims of $5,000 or more, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                    (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                    (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens.

                    (iii) the Servicer shall verify that the Serviced Mortgage Loan is not 60 or more days delinquent; and

                    (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

                  With respect to claims of less than $5,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                    (v) the related Mortgagor shall provide an affidavit verifying the completion of repairs and issuance of any required approvals with respect thereto;

                    (vi) the Servicer shall verify the total amount of the claim with the applicable insurance company; and

                    (vii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account. If the Trustee is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee.

         Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

         The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance the minimum coverage of which shall be at least equal to the coverage required by FHLMC in the FHLMC Guide (unless a waiver of such requirement has been obtained by the Servicer from FHLMC). Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers, shall be in such form and amount as would permit the Servicer to be qualified as a FHLMC servicer, and shall by its terms not be cancelable without thirty days' prior written notice to the Trustee, the Master Servicer and the NIMS Insurer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Trustee, the Master Servicer and the NIMS Insurer a copy of each such bond and insurance policy upon their request.

         Section 3.09  Notification of Adjustments.

         With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Trust Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

         Section 3.10 Payment of Taxes, Insurance and Other Charges. With respect to each Serviced Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable regulations. The Servicer assumes full responsibility for the payment of all such bills and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments. The Servicer shall employ Accepted Servicing Practices to ensure that the Mortgaged Property is not subjected to a tax lien as a result of nonpayment and that such Mortgaged Property is not left uninsured.

         Section 3.11 Protection of Accounts.

         The Servicer may transfer any Custodial Account or any Escrow Account to a different Qualified Depository from time to time. The Servicer shall give notice to the Trustee, the NIMS Insurer and the Master Servicer of the location of each Custodial Account maintained by it when established and prior to any change thereof.

         The Servicer shall bear any expenses, losses or damages sustained by the Trustee or the Master Servicer if the Trust Custodial Account and/or the Escrow Account are not demand deposit accounts.

         Amounts on deposit in the Trust Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Trust Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount"), the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Trust Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Trust Custodial Account or the Escrow Account by the Servicer out of its own funds immediately as realized.

         Amounts on deposit in the DA Reserve Account shall, at the option of the Servicer, be invested in Eligible Investments that shall mature no later than the Business Day immediately preceding the related Remittance Date; provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the DA Reserve Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for benefit of the Trustee.

All income or gain realized from any such Eligible Investments shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the DA Reserve Account by the Servicer out of its own funds immediately as realized.

         Section 3.12 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

         The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.

         Notwithstanding anything to the contrary contained in this Section 3.12, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Master Servicer or NIMS Insurer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Master Servicer and NIMS Insurer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of both the Master Servicer and the NIMS Insurer proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer and the NIMS Insurer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless either notifies the Servicer in writing, within five (5) days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Trust Custodial Account.

         In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Serviced Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service (and provide a copy of the same to the NIMS Insurer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension (and provide a copy of the same to the NIMS Insurer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value, as acceptable to the NIMS Insurer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

         Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or
(ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund and the NIMS Insurer with respect to the imposition of any such taxes.

         The Servicer shall also maintain on each REO Property hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding Principal Balance of the Serviced Mortgage Loan at the time it becomes REO Property, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund. The proceeds of sale of the REO Property shall be promptly deposited in the Trust Custodial Account. After the expenses of such disposition shall have been paid, the Servicer shall reimburse itself pursuant to Section 3.04 hereof for any Servicing Advances it incurred with respect to such REO Property.

         The Servicer shall withdraw from the Trust Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the FHLMC Guides. The Servicer shall make monthly distributions on each Remittance Date to the Trustee of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this
Section 3.12 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Section 3.13 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish by electronic transmission to the Master Servicer and the NIMS Insurer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as either the Master Servicer or the NIMS Insurer shall reasonably request.

         Section 3.14 MERS.

                (a) The Servicer shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

                (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

                (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Serviced Mortgage Loans.

                (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to
Section 3.15 or Section 9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee and any successor Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

         Section 3.15 Waiver of Prepayment Penalties.

         Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Charge with respect to any Serviced Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Charge at the time of the related prepayment of any Serviced Mortgage Loan subject to such Prepayment Charge, the Servicer shall pay to the Trust Fund at such time (by deposit to the Trust Custodial Account) an amount equal to the amount of the Prepayment Charge not collected. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Charge without paying to the Trust Fund the amount of such

Prepayment Charge only if the related prepayment is not the result of a refinancing by the Servicer or its designee and such waiver (i) relates to a defaulted Serviced Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Serviced Mortgage Loans, and such waiver, in the reasonable judgment of the Servicer, would maximize recovery of total proceeds from the Serviced Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Serviced Mortgage Loan, or (ii) relates to a prepayment charge the collection of which, in the reasonable judgment of the Servicer, would be a violation of applicable laws.

         Section 3.16 Servicing and Administration of the Radian Master PMI Insurance Policy.

                (a) The Servicer shall take all such actions on behalf of the Trustee as are necessary to service, maintain and administer the Radian Master PMI Insurance Policy and to perform and enforce the rights under such Policy for its own account. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the Radian Master PMI Insurance Policy. The Servicer shall not take, or permit any subservicer to modify or assume a Serviced Mortgage Loan covered by the Radian Master PMI Insurance Policy or take any other action with respect to such Serviced Mortgage Loan which would result in non-coverage under the Radian Master PMI Insurance Policy of any loss which, but for the actions of the Servicer or subservicer, would have been covered thereunder. If the PMI Insurer fails to pay a claim under the Radian Master PMI Insurance Policy as a result of breach by the Servicer or a sub-servicer of its obligations hereunder or under the Radian Master PMI Insurance Policy, the Servicer shall be required to deposit in the Trust Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the Trust Fund. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect the Radian Master PMI Insurance Policy for as long as any Certificates are outstanding. The Servicer shall cooperate with the PMI Insurer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any Serviced Mortgage Loan; provided, however, notwithstanding anything to the contrary contained in the Radian Master PMI Insurance Policy, the Servicer shall not be required to submit any reports to the PMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from Lehman Capital to appropriately code its servicing system in accordance with the PMI Insurer's requirements.

                (b) The Servicer shall deposit into the Trust Custodial Account pursuant to Section 3.03(xi) hereof all Insurance Proceeds received from the PMI Insurer under the terms of the Radian Master PMI Insurance Policy.

                (c) Notwithstanding the provisions of (a) and (b) above, the Servicer shall not take any action in regard to the Radian Master PMI Insurance Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this Agreement.

                (d) The Trustee shall furnish the Servicer with any powers of attorney and other documents (within fifteen (15) days upon request from the Servicer) in form as provided to

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

it necessary or appropriate to enable the Servicer to service and administer the Radian Master PMI Insurance Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

         Section 3.17 Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Serviced Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the current principal balance of such Serviced Mortgage Loan and (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, in each case in an amount not less than the amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.

         Any payments by the Servicer for hazard insurance, other than as set forth in the last paragraph of this Section 3.17, shall be deemed Servicing Advances, reimbursable in accordance with Section 3.04(ix), to the extent not collected from the related Mortgagor. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property or amounts to be released to the Mortgagor subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Trust Custodial Account, subject to withdrawal pursuant to Section 3.04, if received in respect of a Serviced Mortgage Loan. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Serviced Mortgage Loan, notwithstanding that the terms of such Serviced Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Serviced Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:III or better in Best's Key Rating Guide (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Serviced Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.17, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying

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

with the first two sentences of this Section 3.17, and there shall have been one or more losses which would have been covered by such policy, deposit to the Trust Custodial Account from its own funds without right of reimbursement the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Serviced Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

         Section 3.18 Realization Upon Defaulted Serviced Mortgage Loans.

                (a) The Servicer shall, consistent with Accepted Servicing Practices, foreclose upon or otherwise comparably convert the ownership of properties securing such of the Serviced Mortgage Loans (including selling any such Serviced Mortgage Loans other than converting the ownership of the related properties) as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Section 3.04. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such Mortgaged Property unless in its determination such restoration will increase the proceeds of liquidation of the related Serviced Mortgage Loan after reimbursement to itself for such expenses.

                (b) If the Servicer determines that it is in the best economic interest of the Trust and the Certificateholders to sell a Distressed Mortgage Loan rather than foreclosing, the Servicer may effect such a sale. The net proceeds of such sale shall be Liquidation Proceeds.

                (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds, in respect of any Serviced Mortgage Loan, will be applied in the following order of priority: first, to unpaid General Servicing Fees; second, to reimburse the Servicer or any sub-servicer for any related unreimbursed Servicing Advances and Monthly Advances pursuant to Section 3.04; third, to accrued and unpaid interest on the Serviced Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and fourth, as a recovery of principal of the Serviced Mortgage Loan. The portion of the recovery so allocated to any unpaid Option One Servicing Fee shall be reimbursed to the Servicer or any Sub-Servicer pursuant to Section 3.04.

         Section 3.19 Enforcement of Due-On-Sale Clauses; Assumption Agreement.

         The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Serviced Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if in its sole business

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

judgment the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption, modification or substitution of liability agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee and the NIMS Insurer that any such substitution, modification or assumption agreement has been completed by and to the Trustee, the Custodian the executed original of such substitution, modification or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Serviced Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.19, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                           PAYMENTS TO MASTER SERVICER

         Section 4.01 Remittances.

         On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Trust Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the

Trust Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the Servicer or other Advancing Person is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Due Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Trust Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vii), and minus
(d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

         With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Trust Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following the Remittance Date and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Trustee.

         All remittances required to be made to the Master Servicer shall be made on a scheduled/scheduled basis to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                  Wells Fargo Bank Minnesota,
                  National Association
                  Minneapolis, Minnesota
                  ABA# 091-00-019
                  Account Name: Corporate Trust Account Number 3970771416 For further credit to: Custodial Account No. 11452800

         Section 4.02 Statements to Master Servicer.

         Not later than the 16th calendar day of August 2001 and the 12th calendar day of each subsequent month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer and the NIMS Insurer (a) a monthly remittance advice in the format set forth at Exhibit D hereto as to the accompanying remittance and the period ending on the Determination Date and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer and the NIMS Insurer. Such monthly remittance advice shall also be provided by the Servicer to Aurora Loan Services Inc. on behalf of the Seller.

         Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer, the NIMS Insurer and the Seller which includes on an aggregate

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

basis for the previous Due Period (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied or curtailed and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by the Radian Master PMI Insurance Policy or any other provider of primary mortgage insurance purchased by the Trust Fund. Such supplemental report shall also include the aggregate amount of DA Dividends attributable to DAD Mortgage Loans deposited into the DA Reserve Account for the related Due Period, and the amount of DA Dividends remitted to the Master Servicer for the related Due Period as a result of or relating to a DA Forfeiture Event by the related Mortgagor. The Master Servicer will convert such data into a format acceptable to the Trustee and provide monthly reports to the Trustee pursuant to the Trust Agreement; provided, however, notwithstanding anything to the contrary contained in the Radian Master PMI Insurance Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to the Radian Master PMI Insurance Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from the Depositor to appropriately code its servicing system in accordance with requirements.

         In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2001, the Servicer shall provide (as such information becomes reasonably available to the Servicer) to the Master Servicer and the NIMS Insurer such information concerning the Serviced Mortgage Loans and annual remittances to the Master Servicer therefrom as is necessary for each Certificateholder to prepare its federal income tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Master Servicer and the NIMS Insurer pursuant to any requirements of the Code as from time to time are in force.

         Beginning with calendar year 2002, the Servicer shall provide the Master Servicer and the NIMS Insurer with such information concerning the Serviced Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return and for any investor in the Certificates to prepare any required tax return.

         Section 4.03 Monthly Advances by Servicer.

         On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Trust Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments which were due on the Serviced Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Trust Custodial Account on or before any future Remittance Date if funds in the Trust Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer and the NIMS Insurer upon request. No provision in this Agreement shall be construed as limiting the Servicer's right to (i) pass through late collections on the related Serviced Mortgage Loans in lieu of making Monthly Advances (ii) reimburse itself for such Monthly Advances from late collections on the related Serviced Mortgage Loans or (iii) utilize an Advancing Person (as defined below).

         The Servicer shall make Monthly Advances through the Distribution Date immediately preceding the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Serviced Mortgage Loans.

         The Servicer may enter into a facility with any person which provides that such person (an "Advancing Person") may fund Monthly Advances required under this Section 4.03 and/or Servicing Advances, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such Monthly Advances and/or Servicing Advances. Any Monthly Advances and/or Servicing Advances made by an Advancing Person shall be reimbursed to the Advancing Person in the same manner as reimbursements would be made to the Servicer under Section
3.04 if such Monthly Advances or Servicing Advance were funded by the Servicer.

         Section 4.04 Compensating Interest.

         The Servicer shall be required to deposit in the Trust Custodial Account, and retain therein with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the related Due Period. Such deposit shall be made from the Servicer's own funds, without reimbursement therefore, up to an amount equal to the lesser of (i) the Prepayment Interest Shortfall Amount or (ii) the General Servicing Fee. To the extent that the Prepayment Interest Shortfall Amount exceeds the Option One Servicing Fee, the Seller agrees to subordinate the Seller Remittance Amount to cover such shortfall in any Compensating Interest Payment. The Servicer shall not be obligated to pay any Prepayment Interest Shortfall Amount with respect to any Relief Act Reduction.

         Section 4.05 Credit Reporting.

         For each Serviced Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of the following credit repositories or their successors: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis in a timely manner.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

         Section 5.01 Servicing Compensation; Seller Remittance Amount.

         As consideration for servicing the Serviced Mortgage Loans subject to this Agreement, the Servicer shall retain (a) the Option One Servicing Fee for each Serviced Mortgage Loan remaining subject to this Agreement during any month and (b) Ancillary Income. The Option One Servicing Fee shall be payable monthly.

         The obligation of the Trustee to pay the Option One Servicing Fee is limited as provided in Section 3.04(a)(iii). The aggregate of the Option One Servicing Fees for any month with respect to the Serviced Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month. In addition, the Seller Remittance Amount shall be used to

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

pay the Prepayment Interest Shortfall Amount to the extent not covered by the Option One Servicing Fee. The Servicer shall be entitled to recover any unpaid Option One Servicing Fee and the Seller shall be entitled to recover the Servicer Remittance Amount, to the extent not remitted, out of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds to the extent permitted in Section 3.04 and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.12.

         Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.04 and Section 3.06 to withdraw from the Trust Custodial Account and Escrow Account, respectively, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.11.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

         Section 5.02 Annual Audit Report.

         Not more than ninety days after the end of the Servicer's fiscal year commencing with the fiscal year ending April 30, 2002, Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the NIMS Insurer and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

         Section 5.03 Annual Officer's Certificate.

         Not more than ninety days after the end of the Servicer's fiscal year commencing with the fiscal year ending April 30, 2002 the Servicer, at its own expense, will deliver to the Seller, the NIMS Insurer and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

                                  ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

         Section 6.01 Representations, Warranties and Agreements of the
Servicer.

         The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Depositor and the Master Servicer as of the Closing Date:

                (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Serviced Mortgage Loans, or impair the value of the Serviced Mortgage Loans;

                (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of our knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

                (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA and FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Serviced Mortgage Loans. The Servicer is in good standing to service mortgage loans for FHLMC. The Servicer is a member in good standing of the MERS system, if applicable;

                (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

                (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

         Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

         It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller, the Depositor, the Master Servicer and the Trustee. Upon discovery by any of the Servicer, the Master Servicer, the Trustee, the Depositor, the NIMS Insurer or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Serviced Mortgage Loans, the Mortgaged Property, the priority of the security interest on such Mortgaged Property or the interest of the Seller, the Depositor, the Master Servicer, the NIMS Insurer or the Trustee, the party discovering such breach shall give prompt written notice to the others.

         Within 60 days of the earlier of either discovery by or notice to the Servicer of a breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Serviced Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Serviced Mortgage Loans) to a successor Servicer. Such assignment shall be made in accordance with Sections 9.01 and 9.02.

         In addition, the Servicer shall indemnify the Seller, the Master Servicer, the NIMS Insurer, the Depositor and the Trustee and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 6.02 constitute the sole remedies of the Seller, the Master Servicer, the Depositor, the NIMS Insurer and the Trustee hereunder respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller, the Depositor, the Master Servicer, the NIMS Insurer or the Trustee for compliance with this Agreement.

         Section 6.03 Additional Indemnification by the Servicer; Third Party Claims.

         The Servicer shall indemnify the Seller, the Depositor, the Trustee, the Master Servicer, the NIMS Insurer and the Trust Fund and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Serviced Mortgage Loans in material compliance with the terms of this Agreement or (ii) the failure of the Servicer to cause any event to occur which would have occurred if the Servicer were applying Accepted Servicing Practices under this Agreement. The Servicer shall immediately notify the Seller, Depositor, the Master Servicer, the Trustee, the NIMS Insurer or any other relevant party if a claim is made by a third party with respect to this Agreement or the Serviced Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from such indemnified party in connection with such claim. The Servicer shall be promptly reimbursed from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Serviced Mortgage Loans in material compliance with the terms of this Agreement. In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorneys' fees and other costs and expenses related to the adjudication of said dispute.

         Section 6.04 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

         In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the NIMS Insurer, the Master Servicer and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the NIMS Insurer or the Trust Fund now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

                                  ARTICLE VII.

                                  THE SERVICER

         Section 7.01 Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Serviced Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall, with the prior written consent of the Trustee, the Master Servicer and the NIMS Insurer, be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $15,000,000, and (ii) which is acceptable to the NIMS Insurer and is a FHLMC-approved servicer in good standing.

         Section 7.02 Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer, the NIMS Insurer, the Depositor or the Trustee hereunder for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Serviced Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the NIMS Insurer, the Trustee and the Master Servicer, undertake any such action which it deems necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

         Section 7.03 Limitation on Resignation and Assignment by the Servicer.

         The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer, the NIMS Insurer and the Trustee, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the Master Servicer, the NIMS Insurer and the Trustee, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Seller, the Master Servicer, the NIMS Insurer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or of the NIM Securities to be issued in the NIMS Transaction. Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer, the NIMS Insurer and the Trustee, may retain third-party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, however, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Serviced Mortgage Loans pursuant to the terms and conditions of this Agreement.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller, the Master Servicer, the NIMS Insurer and the Trustee or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Seller, the Master Servicer, the NIMS Insurer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Seller, the Master Servicer, the NIMS Insurer and the Trustee. No such resignation shall become effective until a successor acceptable to the NIMS Insurer shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

         Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller, the Master Servicer, the NIMS Insurer and the Trustee, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

         Section 7.04 Subservicing Agreements and Successor Subservicer.

                (a) The Servicer may enter into subservicing agreements for any servicing and administration of the Serviced Mortgage Loans with any institution which (i) is an approved Fannie Mae or Freddie Mac Seller/Servicer as indicated in writing, (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement and (iii) which is acceptable to the NIMS Insurer. For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance or brokering REO Property. The Servicer shall give prior written notice to the Master Servicer, the NIMS Insurer and the Trustee of the appointment of any subservicer and shall furnish to the Master Servicer and the NIMS Insurer a copy of such subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Serviced Mortgage Loans immediately upon receipt by any subservicer of such payments. Any such subservicing agreement shall be acceptable to the NIMS Insurer and be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor Servicer shall have the option to terminate such agreement without payment of any fees if the predecessor Servicer is terminated or resigns.

                (b) The Servicer, with the prior written consent of the NIMS Insurer, may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Serviced Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under
Section 7.04(a).

                (c) Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer, the NIMS Insurer and the Certificateholders for the servicing and administering of the Serviced Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 7.05 Inspection.

         The Servicer shall offer the Trustee, the Master Servicer and the NIMS Insurer, upon reasonable advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Trustee, the Master Servicer and the NIMS Insurer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this Agreement.

                                  ARTICLE VIII.

                                   TERMINATION

         Section 8.01 Termination for Cause.

         This Agreement shall be terminable at the option of the Trustee, the Master Servicer or the NIMS Insurer if any of the following events of default exist on the part of the Servicer:

                       (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer or the NIMS Insurer; or

                       (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 15 days; or

                       (iii) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

                       (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                       (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                       (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

                       (vii) the Servicer ceases to meet the qualifications of a FNMA or FHLMC seller/servicer; or

                       (viii) the Servicer attempts to assign the servicing of the Serviced Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof, in each case without complying fully with the provisions of
Section 7.03.

         In each and every such case, so long as an event of default shall not have been remedied within the applicable cure period, in addition to whatever rights the Trustee, the Master Servicer or the NIMS Insurer may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, the Master Servicer or the NIMS Insurer, by notice in writing to the Servicer, and with the consent of the other parties, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Serviced Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party and the NIMS Insurer. Upon written request from the Master Servicer, the Servicer shall prepare, execute and deliver to the successor servicer, the Trustee or the NIMS Insurer any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Serviced Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Master Servicer, the NIMS Insurer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Trust Custodial Account or Escrow Account or thereafter received with respect to the Serviced Mortgage Loans.

         By a written notice, the Trustee or the Master Servicer, with the consent of the other party and the NIMS Insurer, or the NIMS Insurer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

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

         Section 8.02 Termination Without Cause.

                (a) This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Serviced Mortgage Loan to the Master Servicer or Trust Fund, and (b) the disposition of all REO Property acquired upon foreclosure of the last Serviced Mortgage Loan and the remittance of all funds due hereunder or (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Rating Agencies and the NIMS Insurer. In addition, with the prior written consent of the Master Servicer and the NIMS Insurer, the Seller may terminate this Agreement with respect to all of the Serviced Mortgage Loans, without cause, provided, that the Seller gives the Servicer 30 days' notice. Any such notice of termination shall be in writing and delivered to the Servicer, the Master Servicer and the NIMS Insurer by registered mail to the address set forth in Section 9.03. The Seller and the Servicer shall comply with the termination procedures set forth in Section 9.01 hereof. In the case of Serviced Mortgage Loans which have been serviced by the Servicer under the Bank Servicing Agreements less than six months prior to the date of termination without cause under this Section 8.02, the termination fee to be paid by the Seller from its own funds without reimbursement for a termination of servicing without cause pursuant to this Section 8.02 shall be equal to $15.00 per Serviced Mortgage Loan, payable no later than five Business Days following the date of such termination. All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Seller, or successor servicer, from its own funds within 5 Business Days of the date of such termination without right of reimbursement from the Trust Fund. In connection with any termination pursuant to clause (ii) of the first sentence of this Section 8.02(a), all unreimbursed Option One Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid at the time of such termination by the Trust Fund.

         Upon a termination of the Servicer for cause pursuant to Section 8.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Trust Fund as such amounts are received from the related Serviced Mortgage Loans. In connection with any termination pursuant to the second sentence of this Section 8.02(a), the Seller or successor servicer will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to the Seller, which such Seller or successor servicer shall pay within five (5) Business Days upon receipt from the Servicer.

                (b) In the event that the Servicer decides to terminate its obligations under this Agreement as set forth in clause (ii) of Section 8.02(a), the Servicer agrees that it will continue to service the Serviced Mortgage Loans beyond the prescribed termination date until such time as the Trustee, using reasonable commercial efforts, is able to appoint a successor servicer acceptable to the NIMS Insurer and the Master Servicer and otherwise meeting the characteristics of Sections 7.01 and 9.01.

         Section 8.03 Termination for Distressed Mortgage Loans.

         (a) Subject to the requirements set forth in this Section 8.03, the Seller may terminate this Agreement with the prior consent of the Trustee, the NIMS Insurer and the Master Servicer, with respect to the servicing of those Serviced Mortgage Loans that are determined to be Distressed Mortgage Loans as of the Notice Date and servicing of such Serviced Mortgage Loans shall be transferred to the Special Servicer. The appointment of a Special Servicer by the Seller and the execution of a special servicing agreement between the Seller and the Special Servicer shall be subject to the consent of the Trustee, the Master Servicer and the NIMS Insurer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIMS Securities to be issued in the NIMS Transaction. Any monthly fee paid to the Special Servicer in connection with any Serviced Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50% and (b) the outstanding principal balance of such Serviced Mortgage Loan. All unreimbursed Option One Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer upon such transfer to the Special Servicer.

         (b) All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee or any other Person in appointing a Special Servicer, or of transferring the Servicing Files and the other necessary data to the Special Servicer, shall be paid by the Seller from its own funds without reimbursement. The Seller shall be responsible for the delivery of all required Transfer Notices and will send a copy of the Transfer Notice to the Trustee.

         (c) Notwithstanding the foregoing provisions of this Section 8.03, the NIMS Insurer may, at its option, withhold their consent to the transfer of a Distressed Mortgage Loan to a Special Servicer and elect to purchase such Distressed Mortgage Loan at a price equal to its Purchase Price. Prior to such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loan pursuant to Section 4.03. Any such purchase of a Distressed Mortgage Loan shall be accomplished by remittance to the Master Servicer for deposit in the Collection Account established pursuant to Section 4.01 of the Trust Agreement of the amount of the Purchase Price. The Servicers on behalf of the Trustee shall immediately effectuate the conveyance of such Distressed Mortgage Loan to the NIMS Insurer to the extent necessary, including the prompt delivery of all Servicing Files and other related documentation to the NIMS Insurer.

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

         Section 9.01 Successor to the Servicer.

         Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(a)(ii), the Master Servicer shall (i) within 90 days of the Servicer's receipt of notice of such termination, succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement (except that the Master Servicer shall immediately assume all of the obligations of the Servicer to make Monthly Advances), or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of
Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) as a result of termination of the Servicer without cause by the Seller pursuant to Section 8.02 hereof, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer, the NIMS Insurer and the Trustee and, to the extent required by the Trust Agreement, shall be a member in good standing of the MERS system (if any of the Serviced Mortgage Loans are MERS Eligible Mortgage Loans, unless such Serviced Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer). The final approval of a successor servicer shall be conditioned upon the receipt by the Trustee, the Master Servicer, the NIMS Insurer and the Seller of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities to be issued in the NIMS Transaction. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Serviced Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of the General Servicing Fee permitted under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor servicer shall be appointed pursuant to this Section 9.01, or until the Master Servicer succeeds to and assumes all of the Servicer's responsibilities, rights, duties and obligations pursuant to this Section 9.01, and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 6.01 and the remedies available to the Trustee, the Master Servicer, the NIMS Insurer and the Seller under Section 6.02 and 6.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and
6.03 shall be applicable not only to such successor Servicer but also to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Notwithstanding the foregoing, the Master Servicer, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts.

         Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the Master Servicer, the NIMS Insurer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Trust Custodial Account or Escrow Account or thereafter received with respect to the Serviced Mortgage Loans.

         Any successor servicer appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer, the NIMS Insurer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in
Section 6.01 (including a representation that the successor servicer is a member of MERS, unless none of the Serviced Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Serviced Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and provide for the same remedies set forth in Section 6.02 and Section
6.03 herein (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor servicer shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Seller, the Depositor, the Master Servicer, the NIMS Insurer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor Servicer is appointed pursuant to Section 8.03 of this Agreement, such successor Servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

         The Servicer shall deliver promptly to the successor Servicer the funds in the Trust Custodial Account and Escrow Account and all Serviced Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee, the Master Servicer, the NIMS Insurer, the Seller and the Depositor of such appointment in accordance with the procedures set forth in
Section 9.03.

         Section 9.02 Costs.

         The Seller shall pay any legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities pursuant to Section 9.01 or pursuant to any other provision of this Agreement, including fees for delivering Servicing Files, shall be paid by the Seller. Subject to Sections 2.02 and 3.01(a), the Seller shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

         Section 9.03 Notices.

         All demands, notices, consents, reports, directions, instructions, statements and other communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other parties by like notice):

                (i)   if to the Seller:

                      Lehman Capital, A Division of
                      Lehman Brothers Holdings Inc.
                      Three World Financial Center
                      New York, New York  10285
                      Attention: Manager, Contract Finance
                      Telephone No.:  (212) 526-5837
                      Telecopier No.:  (212) 526-6154

                (ii)  if to the Servicer:

                      Option One Mortgage Corporation
                      3 Ada
                      Irvine, California  92618
                      Attention:  Elizabeth T. Marcelino,
                      Contract Analyst
                      Technical Servicing Department
                      Telephone No.:  (949) 790-8123
                      Telecopier No.:  (949) 790-8517

                (iii) if to the Master Servicer:

                      Wells Fargo Bank Minnesota,
                      National Association
                      11000 Broken Land Parkway
                      Columbia, Maryland  21044
                      Attention:  Corporate Trust Group
                      Telephone:  (410) 884-2000
                      Facsimile:  (704) 884-2360

                (iv)  if to the Trustee:

                       Bank One, National Association
                       One Bank One Plaza
                       Suite IL1-0430
                       Chicago, Illinois
                       60670-0430
                       Attention:  Global Trust Services
                       Telephone:  (312) 526-7000
                       Telecopier:  (312) 526-7209

                (v)    if to the NIMS Insurer, as provided in the Trust
                       Agreement.

         Any such communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

         Section 9.04 Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Serviced Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

         Section 9.05 No Personal Solicitation.

         From and after the related Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Serviced Mortgage Loan for the purpose of refinancing such Serviced Mortgage Loan; provided, that the Servicer may solicit any Mortgagor for whom the Servicer has received a request for verification of mortgage status, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Serviced Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by the Servicer or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.05 nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

         Section 9.06 Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         Section 9.07 Place of Delivery and Governing Law.

         This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         Section 9.08 Further Agreements.

         The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Section 9.09 Intention of the Parties.

         It is the intention of the parties that the Seller is conveying, and the Servicer is receiving, only a contract for servicing the Serviced Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Serviced Mortgage Loans and all rights (other than the servicing rights) related thereto.

         Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller, the Trustee, the NIMS Insurer and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller without the consent of the NIMS Insurer except as and to the extent provided in Section 9.11.

         Section 9.11 Assignment by Lehman Capital.

         The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part (but exclusive of the Seller's rights and obligations as owner of the servicing rights relating to the Serviced Mortgage Loans), its interest under this Agreement to the

Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement. All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee.

         Section 9.12 Amendment.

         This Agreement may be amended from time to time by the Servicer and the Seller, with (i) the prior written consent of the Trustee and the NIMS Insurer and (ii) the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the NIMS Insurer, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Serviced Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction.

         Section 9.13 Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing, signed by the party against whom such waiver or modification is sought to be enforced and is consented to by the NIMS Insurer.

         Section 9.14 Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         Section 9.15 Intended Third Party Beneficiaries.

         Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee and the NIMS Insurer receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee and the NIMS Insurer as if they were parties to this Agreement, and the Trustee and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement or the Loss Mitigation Advisory Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement and all rights of the NIMS Insurer set forth in this Agreement (other than the right of indemnification) shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIMS Securities.

         Section 9.16 Confidentiality.

         The Trustee and the Master Servicer hereby agree to hold and treat all Confidential Information (as defined below) in confidence and in accordance with this Section 9.16. Such

Confidential Information will not, without the prior written consent of the Servicer, be disclosed or used by the Trustee or the Master Servicer or by its subsidiaries, affiliates, directors, officers, employees, agents or controlling persons (collectively, the "Information Recipients") other than for the purpose of taking permitted action under this Agreement or any other agreement. Disclosure that is not in violation of the Right to Financial Privacy Act of 1978, as amended, the Gramm-Leach-Bliley Act of 1999 (the "G-L-B Act") or other applicable law by the Trustee or the Master Servicer of any Confidential Information at the request of its outside auditors or governmental regulatory authorities in connection with an examination of the Trustee or the Master Servicer by any such authority shall not constitute a breach of its obligations under this Section 9.19, and shall not require the prior consent of the Servicer.

         As used herein, "Confidential Information" means non-public personal information (as defined in the G-L-B Act and its enabling regulations issued by the Federal Trade Commission) regarding borrowers. Confidential Information shall not include information which (i) is or becomes generally available to the public other than as a result of disclosure by the Trustee or the Master Servicer or any of its Information Recipients; (ii) was available to the Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer prior to its disclosure to the Trustee; (iii) is required to be disclosed by a governmental authority or related governmental agencies or as otherwise required by law; or (iv) becomes available to the Trustee or the Master Servicer on a non-confidential basis from a person or entity other than the Servicer who, to the best knowledge of the Trustee or the Master Servicer, is not otherwise bound by a confidentiality agreement with the Servicer, and is not otherwise prohibited from transmitting the information to the Trustee or the Master Servicer.

         Section 9.17 General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                (f) the term "include" or "including" shall mean by reason of enumeration.

         Section 9.18 Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the Servicer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                     LEHMAN BROTHERS HOLDINGS INC., as Seller



                                     By: /s/ Stanley Labanowski
                                        ----------------------------------------
                                        Name:  Stanley Labanowski
                                        Title: Authorized Signatory


                                     OPTION ONE MORTGAGE CORPORATION,
                                     as Servicer



                                     By: /s/ David S. Wells
                                        ----------------------------------------
                                        Name:  David S. Wells
                                        Title: Assistant Secretary


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, as Master Servicer


                                     By: /s/ Amy Doyle
                                        ----------------------------------------
                                        Name:  Amy Doyle
                                        Title: Assistant Vice President


Acknowledged by:

BANK ONE, NATIONAL ASSOCIATION,
as Trustee


By: /s/ Ellen V. Kiernen
   ----------------------------
Name:  Ellen V. Kiernem
Title: Vice President

                                   EXHIBIT A-1

                       Schedule of Serviced Mortgage Loans
                (including data field indicating whether Serviced
               Mortgage Loan is eligible to receive DA Dividends)


















                                      A-1-1

                                   EXHIBIT A-2

                       Schedule of Serviced Mortgage Loans
                (Isolating those Serviced Mortgage Loans covered
                     by Radian Master PMI Insurance Policy)


















                                      A-2-1

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                                                _______ __, 20__


To:
         ---------------------------

         ---------------------------

         ---------------------------
         (the "Depository")


         As Servicer under the Servicing Agreement, dated as of July 1, 2001 (the "Agreement"), we hereby authorize and request you to establish two accounts as Custodial Accounts pursuant to Section 3.03 of the Agreement, the first to be designated as "[Name of Servicer] in trust for Bank One, National Association, as Trustee for ARC 2001-BC5 Trust" and the second to the designated as " in trust for Lehman Brothers Holdings Inc. and the various Mortgagors under the DA Dividend Program." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                   OPTION ONE MORTGAGE CORPORATION



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                            -----------------------------------
                                            Depository



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Date:

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT


                                                                _______ __, 20__

To:
         ---------------------------

         ---------------------------

         ---------------------------
         (the "Depository")


         As Servicer under the Servicing Agreement, dated as of July 1, 2001 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "[Name of Servicer] in trust for Bank One, National Association, as Trustee for ARC 2001-BC5 Trust." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                   OPTION ONE MORTGAGE CORPORATION


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.


                                            -----------------------------------
                                            Depository



                                            By:
                                               --------------------------------
                                               Name:
                                               Title:
                                               Date:

                                    EXHIBIT D

               Wells Fargo Bank Master Servicing Default Reporting
                             DATA FIELD REQUIREMENTS

Data must be submitted to Wells Fargo Bank in an Excel spreadsheet format with fixed field names and data type. The Excel spreadsheet should be used as a template consistently every month when submitting data.

Table: Delinquency

Name                                Type               Character Size
----                                ----               --------------
Servicer Loan #                     Number (Double)    10
Investor Loan #                     Number (Double)    10
Servicer Investor #                 Text               3
Borrower Name                       Text               20
Address                             Text               30
State                               Text               2
Zip                                 Text               10
Due Date                            Date/Time          8
Wells Fargo Action Code             Text               2
FC Approval Date                    Date/Time          8
File Referred to Attorney           Date/Time          8
NOD                                 Date/Time          8
Complaint Filed                     Date/Time          8
Sale Published                      Date/Time          8
Target Sale Date                    Date/Time          8
Actual Sale Date                    Date/Time          8
Loss Mit Approval Date              Date/Time          8
Loss Mit Type                       Text               5
Loss Mit Code                       Number             2
Loss Mit Estimated Completion Date  Date/Time          8
Loss Mit Actual Completion Date     Date/Time          8
Loss Mit Broken Plan Date           Date/Time          8
BK Chapter                          Text               6
BK Filed Date                       Date/Time          8
Post Petition Due                   Date/Time          8
Motion for Relief                   Date/Time          8
Lift of Stay                        Date/Time          8
Reason For Delinquency              Text               10
Occupant Code                       Text               10
Eviction Start Date                 Date/Time          8
Eviction Completed Date             Date/Time          8
List Price                          Currency           8
List Date                           Date/Time          8
Accepted Offer Price                Currency           8
Accepted Offer Date                 Date/Time          8

Estimated REO Closing Date          Date/Time          8
Actual REO Sale Date                Date/Time          8
Servicer Comments                   Text               200
Modification Exp. Date              Date/Time          8
FNMA Del. Status Code               Text               2
FNMA Del. Reason Code               Text               2
BK Discharge/Dismissal Date         Date/Time          8
Property Damage Date                Date/Time          8
Property Repair Amount              Currency           8
BK Hearing Date                     Date/Time          8
POC Date                            Date/Time          8
POC Amount                          Currency           8
BK Case Number                      Text               30 Maximum
F/C Sale Amount                     Currency           8
Redemption Exp. Date                Date/Time          8
Property Value Date                 Date/Time          8
Current Property Value              Currency           8
Repaired Property Value             Currency           8
BPO Y/N                             Text               1
Current LTV                         Currency           8
Property Condition Code             Text               2
Property Inspection Date            Date/Time          8
MI Cancellation Date                Date/Time          8
MI Claim Filed Date                 Date/Time          8
MI Claim Amount                     Currency           8
MI Claim Reject Date                Date/Time          8
MI Claim Resubmit Date              Date/Time          8
MI Claim Paid Date                  Date/Time          8
MI Claim Amount Paid                Currency           8
Pool Claim Filed Date               Date/Time          8
Pool Claim Amount                   Currency           8
Pool Claim Reject Date              Date/Time          8
Pool Claim Paid Date                Date/Time          8
Pool Claim Amount Paid              Currency           8
Pool Claim Resubmit Date            Date/Time          8
FHA Part A Claim Filed Date         Date/Time          8
FHA Part A Claim Amount             Currency           8
FHA Part A Claim Paid Date          Date/Time          8
FHA Part A Claim Paid Amount        Currency           8
FHA Part B Claim Filed Date         Date/Time          8
FHA Part B Claim Amount             Currency           8
FHA Part B Paid Date                Date/Time          8
FHA Part B Claim Paid Amount        Currency           8
V A Claim Filed Date                Date/Time          8
V A Claim Paid Date                 Date/Time          8
V A Claim Paid Amount               Currency           8

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

12-Relief Provisions (i.e. Sailors & Soldiers Relief Act)
15-Bankruptcy/Litigation
20-Loss Mitigation-Workout
30-Referred for Foreclosure
60-Payoff
65-Repurchase
70-REO-Held for Sale
71- Third Party Sale/Condemnation
72-REO-Pending Conveyance-Pool Insurance claim filed

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:
---------------------------
Action Code 12- To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency.

Action Code 15 - To report a borrower filing bankruptcy and for all active bankruptcies.

Action Code 20 - To report that the Borrower has agreed to some form of loss mitigation/workout. Examples of these include Short Sale, Deed-in-Lieu of Foreclosure, Formal Forbearance Agreements, Modifications, etc.

Action Code 30 - To report a loan that has been referred to attorney for foreclosure.

Action Code 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity.

Action Code 65- To report that the Servicer is repurchasing the Mortgage Loan.

Action Code 70 -To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it.

Action Code 71 -To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred.

Action Code 72 -To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. Also to be used for completed HUDNA foreclosures where the property is pending conveyance to HUDNA.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

   o ASU M - Approved Assumption
   o BAP - Borrower Assistance Program
   o CO - Charge Off
   o DIL - Deed-in-Lieu
   o FFA - Formal Forbearance Agreement
   o MOD - Loan Modification
   o PRE - Pre-Sale
   o SS - Short Sale
   o MISC - Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

   o Mortgagor
   o Tenant
   o Unknown
   o Vacant

The RFD field should show the Reason for Default. The acceptable codes below are; or we can accept FNMA Delinquency Reason Codes.

-------------------------------------- -----------------------------------------
Delinquency Code                       Delinquency Description
-------------------------------------- -----------------------------------------
AB                                     Abandonment of property
-------------------------------------- -----------------------------------------
AA                                     Arm Adjustment Problem
-------------------------------------- -----------------------------------------
BK                                     Bankruptcy
-------------------------------------- -----------------------------------------
06                                     Borrower Complaint
-------------------------------------- -----------------------------------------
BOC                                    Borrower Out of Country
-------------------------------------- -----------------------------------------
BU                                     Business Failure
-------------------------------------- -----------------------------------------
CL                                     Casualty Loss
-------------------------------------- -----------------------------------------
JC                                     Change in Job
-------------------------------------- -----------------------------------------
CD                                     Chronic Delinquent
-------------------------------------- -----------------------------------------
CSP                                    Chronic Slow Pay
-------------------------------------- -----------------------------------------
CI                                     Commission Income
-------------------------------------- -----------------------------------------
DIF                                    Death in Family
-------------------------------------- -----------------------------------------
08                                     Deceased
-------------------------------------- -----------------------------------------
00                                     Defective Loan
-------------------------------------- -----------------------------------------
DT                                     Delinquent Property Tax
-------------------------------------- -----------------------------------------
FIRE                                   Disability
-------------------------------------- -----------------------------------------
DS                                     Disregard
-------------------------------------- -----------------------------------------
Dl                                     Divorce
-------------------------------------- -----------------------------------------
DD                                     Domestic Difficulties
-------------------------------------- -----------------------------------------
EA                                     Earthquake
-------------------------------------- -----------------------------------------
ENV                                    Environmental
-------------------------------------- -----------------------------------------
ECO                                    Excessive Credit Obligation
-------------------------------------- -----------------------------------------
FA                                     Family Death
-------------------------------------- -----------------------------------------
FE                                     Family Emergency
-------------------------------------- -----------------------------------------
FI                                     Family Illness
-------------------------------------- -----------------------------------------
FD                                     Financial Difficulty
-------------------------------------- -----------------------------------------
05                                     Foreclosure or Borrower moved or skipped
-------------------------------------- -----------------------------------------
FFP                                    Formal Forbearance Plan
-------------------------------------- -----------------------------------------
FR                                     Fraud
-------------------------------------- -----------------------------------------
G                                      Garnishment
-------------------------------------- -----------------------------------------
HU                                     Hurricane
-------------------------------------- -----------------------------------------
IT                                     Illegal Transfer
-------------------------------------- -----------------------------------------
B1                                     Illness of Borrower
-------------------------------------- -----------------------------------------
IP                                     Inability to Sell Property
-------------------------------------- -----------------------------------------
IC                                     Incarcerated
-------------------------------------- -----------------------------------------
IN                                     Income Reduction
-------------------------------------- -----------------------------------------
LIT                                    Involved in Litigation
-------------------------------------- -----------------------------------------
IRS                                    IRS Lien
-------------------------------------- -----------------------------------------
JD                                     Judgment
-------------------------------------- -----------------------------------------
LB                                     Language Barrier
-------------------------------------- -----------------------------------------
LM                                     Legal Matter
-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------
LS                                     Legal Separation
-------------------------------------- -----------------------------------------
MA                                     Marital Difficulties
-------------------------------------- -----------------------------------------
ME                                     Medical
-------------------------------------- -----------------------------------------
03                                     Medical/Illness in Family
-------------------------------------- -----------------------------------------
MD                                     Mortgagor Death
-------------------------------------- -----------------------------------------
ND                                     Natural Disaster
-------------------------------------- -----------------------------------------
NC                                     No Contact with borrower
-------------------------------------- -----------------------------------------
NSF                                    Non Sufficient Funds
-------------------------------------- -----------------------------------------
09                                     Other
-------------------------------------- -----------------------------------------
01                                     Over Obligated
-------------------------------------- -----------------------------------------
OV                                     Overextended
-------------------------------------- -----------------------------------------
PAD                                    Payment Dispute
-------------------------------------- -----------------------------------------
PP                                     Payment Plan Established
-------------------------------------- -----------------------------------------
POP                                    Payoff Pending
-------------------------------------- -----------------------------------------
PE                                     Pending Sale
-------------------------------------- -----------------------------------------
PS                                     Previous Servicer Problem
-------------------------------------- -----------------------------------------
PB                                     Promise to Pay Broken
-------------------------------------- -----------------------------------------
PR                                     Property Damage
-------------------------------------- -----------------------------------------
PD                                     Property Devaluation
-------------------------------------- -----------------------------------------
REFI                                   Refinance Pending
-------------------------------------- -----------------------------------------
RELO                                   Relocation (Job Related)
-------------------------------------- -----------------------------------------
JRP                                    Relocation (Personal)l
-------------------------------------- -----------------------------------------
RE                                     Rental
-------------------------------------- -----------------------------------------
10                                     REO
-------------------------------------- -----------------------------------------
SI                                     Seasonal Income
-------------------------------------- -----------------------------------------
SE                                     Self Employed
-------------------------------------- -----------------------------------------
SP                                     Servicing Problems
-------------------------------------- -----------------------------------------
SR                                     Slow Receivables
-------------------------------------- -----------------------------------------
02                                     Unemployed/Reduced Income
-------------------------------------- -----------------------------------------
UE                                     Unemployment
-------------------------------------- -----------------------------------------
UK                                     Unknown
-------------------------------------- -----------------------------------------
UTP                                    Unwilling to Pay
-------------------------------------- -----------------------------------------

                                    EXHIBIT E

                          ARC 2001-BC5 TRUST AGREEMENT